                                                                 Exhibit 10.28.2


                                    PanAmSat
Via Facsimile:  (310) 364-6677

October 7, 1998



Mr. Harold McDonnell
Vice President
Hughes Space and Communications Company
Bldg S10, M/S S329
P.O. Box 92919
Los Angeles, CA 90009


     Re:  Sea Launch Arrangements
          -----------------------

Dear Hal:

     I received your letter today and believe that for the sake of clarity it would be best to set our agreement out in one document, which we have done below.

1. There shall be a demonstration launch of the Sea Launch system using a dummy payload. The total cost of this demonstration launch shall be [**********] of which [***********************************] and PanAmSat shall contribute [************************************************
********************************************************************************
***********]

2. The Sea Launch service originally designated for Galaxy XI will be reassigned to a launch period of the fourth quarter of 1999 for an HS601HP. The monies already paid by PanAmSat shall be credited to the price for this fourth quarter HS601HP launch. Remaining payments will be resumed following a successful demonstration launch. The total price for this launch shall be [***********************
****************************************************************************]
In addition, PanAmSat shall pay [**********] in costs for the integration effort unique to the Sea Launch of this PanAmSat HS601HP.

3.[*****************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
***

     [***] Filed separately with the Commission pursuant to a request for confidential treatment.

                              PanAmSat Corporation
      ONE PICKWICK PLAZA . GREENWICH, CONNECTICUT 06830 . USA . TELEPHONE
                      1/203/622/6664 . FAX 1/203/622/9163

       *************************************************************************
       *************************************************************************
       *****.]

4. PanAmSat understands that the existing long term agreement ("LTA") between HSCI and Sea Launch does not provide for a free re-flight in the event of a launch failure. HSCI is currently in negotiation with Boeing on this subject. In the event that HSCI negotiates a free or reduced rate re-flight (whether or not pursuant to the LTA), or HSCI negotiates with Boeing for a free or reduced rate re-flight under the LTA, then PanAmSat shall be entitled to the same general re-flight right.

5. [****************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
**************************************************************.]

6. PanAmSat shall enjoy the benefit of all rights to which HSCI is entitled with respect to the applicable launch service, including, without limitation, rights of postponement, termination and communication with the launch providers. However, in no respect will the rights and obligations of HSCI under its contract with Sea Launch serve to limit or modify PanAmSat's rights as HSCI and PanAmSat have expressly agreed herein. By way of example, PanAmSat shall have the right to postpone its right to use the Sea Launch service on the same terms that HSCI has the right to postpone under the LTA.

7. PanAmSat is encouraged to make and maintain direct communication with Sea Launch and its partners concerning the PanAmSat Sea Launch service(s).


     [***] Filed separately with the Commission pursuant to a request for confidential treatment.

     All prices referred to above are all-inclusive of all services, hardware, software and facilities (not including those items to be supplied by HSC under the applicable spacecraft construction contract).

     The terms of this letter will serve as the basis for amending the terms of that certain Amended and Restated Launch Services Agreement dated as of January 21, 1997 between PanAmSat Corporation (as assignee of Hughes Communications Galaxy, Inc. ("HCG")) and Hughes Space and Communications Company International, Inc. ("HSCI"), as supplemented by that certain letter agreement dated as of May 15, 1997.

     Please indicate HSCI's acknowledgment and agreement with the foregoing by signing below and returning this letter to me.

Very truly yours,

/s/ Robert A. Bednarek

Robert A. Bednarek
Chief Technology Officer

cc:    Mr. Frederick Landman

ACKNOWLEDGED
AND AGREED TO:

HUGHES SPACE AND
COMMUNICATIONS COMPANY
INTERNATIONAL, INC.


By:  /s/ Harold E. McDonnell
     --------------------------
Name:  Harold E. McDonnell
       ------------------------
Title: Executive Vice President
       ------------------------
Date:    9 October 1998
       ------------------------